EXHIBIT 10.2(a)

TENTH AMENDMENT TO SECOND AMENDED
AND RESTATED REVOLVING CREDIT AGREEMENT

THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 2007, is among CAL-MAINE FOODS, INC. ("Borrower"), FIRST SOUTH FARM CREDIT, ACA ("First South"), COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH (who is sometimes referred to as Rabobank International), individually and as Administrative Agent for itself and the other Banks (in such capacity, the "Administrative Agent" and individually, herein "Rabobank"), and HARRIS N.A., successor in interest by merger to HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and First South, herein the "Banks").

RECITALS:

A. Borrower, the Administrative Agent, and the Banks have entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of February 6, 2002 (such Second Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement").

B. The Pledgors have requested that the Revolving Credit Agreement be amended and the Administrative Agent and the Banks have agreed to amend the Revolving Credit Agreement on the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

ARTICLE I

Definitions

Section 1.01  Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement.

ARTICLE II

Amendments

Section 2.01  Amendment to Section 1.03 - Commitment Fee. Section 1.03 of the Revolving Credit Agreement is amended in its entirety to read as follows:

Section 1.03 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Bank a commitment fee on the average daily unused portion of the Revolving Credit Commitments from the date hereof until the Termination Date, at a per annum rate equal to 0.30%, payable quarterly on the last day of each calendar quarter during the term of the Revolving Credit Commitments, commencing on March 31, 2007 and ending on the Termination Date.

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 1

Section 2.02  Amendment to Paragraph (c) of Section 5.02 - Negative Covenants. Paragraph (c) of Section 5.02 of the Revolving Credit Agreement is amended in its entirety to read as follows:

(c) Capital Expenditures. Make, nor will it permit any Subsidiary to make, any expenditures for fixed or capital assets which would cause the aggregate of all such expenditures (but not including, to the extent included, the Excluded Capital Expenditures) made by the Borrower and its Subsidiaries in any period of four (4) consecutive Fiscal Quarters to exceed the sum of (i) consolidated depreciation of the Borrower and the Subsidiaries for such period plus (ii) 25% of consolidated depreciation of the Borrower and the Subsidiaries for such period. The term "Excluded Capital Expenditures" means the following expenditures to the extent they are for fixed or capital assets and are incurred in the period of calculation:

(i) the expenditures for rolling stock;

(ii) expenditures made to acquire the membership interest in Hillandale, LLC;

(iii) expenditures in an aggregate amount not to exceed $15,000,000 made to construct and acquire: (A) a plant constructed by the Borrower for the processing and disposal of spent hens in Waelder, Texas and (B) a plant constructed by the Borrower for the breaking and processing of shelled eggs in Waelder, Texas; and

(iv) expenditures by Green Forest Foods, LLC in an aggregate amount not to exceed $10,500,000 made to acquire certain assets which were previously leased by Green Forest Foods, LLC under one or more operating leases.

Section 2.03  Amendment to Existing Definitions in Section 7.01 - Definitions and Accounting Terms. The definition of the term "Termination Date" set forth in Section 7.01 of the Revolving Credit Agreement is amended in its entireties to read as follows:

"Termination Date" means December 31, 2008 or the date of the earlier termination in whole of the Revolving Credit Commitment pursuant to Sections 1.04 or 6.02.

Section 2.04  Amendment to Exhibit - Compliance Certificate. Exhibit C to the Revolving Credit Agreement is amended in its entirety to read as set forth on Exhibit A hereto.

ARTICLE III

Conditions Precedent

Section 3.01  Conditions. The effectiveness of Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)  The Administrative Agent shall have received the following, all in form and substance acceptable to the Agent: (i) a fully executed complete copy of the Subsidiary Joinder Agreement executed by Green Forest Foods, LLC (including all schedules thereto); (ii) the results of the search of the Uniform Commercial Code (or equivalent) and effective financing statement filings, tax Liens and judgment Liens made with respect to the Pledgors (including Green Forest Foods, LLC) in each jurisdiction (A) in which a Pledgor is organized, (B) where a Pledgor has its chief executive office or has had its chief executive office within the last four months and (C) in which any Collateral is located; and copies of the financing statements (or other documents) disclosed by such search and evidence reasonably satisfactory to the Agent that the Liens indicated by such financing statements (or similar documents) are permitted by the Agreement or have been released; (iii) a legal opinion from counsel to Green Forest Food, LLC addressing such matters relating to this Amendment and the documents executed pursuant hereto as the Agent may request; (iv) such other documentation that is required to be delivered under the terms of the Subsidiary Joinder Agreement and the Consolidated Security Agreement; and (v) such other documentation as the Administrative Agent may request to cause Green Forest Foods, LLC to create, perfect, or otherwise implement the guaranty and pledge of collateral contemplated by the Amended Guaranty Agreement and Consolidated Security Agreement (collectively with the Subsidiary Joinder Agreement, herein the "Joinder Documents");

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 2

(b)  The Administrative Agent shall have received such evidence of the existence and good standing of the Pledgors (including Green Forest Foods, LLC) and of their authority to execute, deliver and perform this Amendment and, with respect to Green Forest Foods, LLC, the Joinder Documents to which each is a party as the Administrative Agent may require, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent;

(c)  The Administrative Agent shall have received such additional documentation and information as it or its legal counsel may request;

(d)  The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(e)  No Event of Default nor any event or condition that with the giving of notice or lapse of time or both would be such an Event of Default shall exist or will result; and

(f)  All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.

ARTICLE IV

Ratifications, Representations and Warranties

Section 4.01  Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Revolving Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain First Amendment and Waiver to Second Amended and Restated Revolving Credit Agreement dated October 14, 2002, that certain Second Amendment to Second Amended and Restated Revolving Credit Agreement dated January 31, 2003, that certain Third Amendment to Second Amended and Restated Revolving Credit Agreement dated September 12, 2003, that certain Fourth Amendment to Second Amended and Restated Revolving Credit Agreement dated December 1, 2003, that certain Fifth Amendment to Second Amended and Restated Revolving Credit Agreement dated March 31, 2004, that certain Sixth Amendment to Second Amended and Restated Revolving Credit Agreement dated April 14, 2004, that certain Seventh Amendment to Second Amended and Restated Revolving Credit Agreement dated August 6, 2004, that certain Eight Amendment to Second Amended and Restated Revolving Credit Agreement dated March 15, 2004 and that certain Ninth Amendment to Second Amended and Restated Revolving Credit Agreement dated October 30, 2005 (collectively, the "Previous Amendments")) are ratified and confirmed and shall continue in full force and effect. The liens, security interests, and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests, and assignments of the respective priority recited in the Loan Documents. Each of the parties hereto agrees that: (i) the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms and (ii) this Amendment is a Loan Document as such term is defined in and used in the Revolving Credit Agreement and the other Loan Documents.

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 3

Section 4.02  Representations and Warranties. To induce the Administrative Agent and the Banks to modify the Revolving Credit Agreement as herein set forth, each Pledgor represents and warrants to the Administrative Agent and the Banks that:

(a)  The representations and warranties of each Pledgor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except for such representations and warranties limited by their terms to a specific date;

(b)  No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and each Pledgor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby;

(c)  No default nor any event of default has occurred and is continuing or will occur as a result of the transactions contemplated hereby under the terms of the Note Agreement and no event or condition has occurred (or will occur as a result of the transactions contemplated hereby) that with the giving of notice or lapse of time or both would be such a default or event of default, and each Pledgor is in full compliance with all covenants and agreements binding on them contained in the Note Agreement;

(d)  AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS, RIGHTS OF RECOUPMENT OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, RIGHTS OF RECOUPMENT OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT.

ARTICLE V

Miscellaneous

Section 5.01  Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Bank or any closing shall affect the representations and warranties or the right of the Administrative Agent and each Bank to rely upon them.

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 4

Section 5.02  Reference to Revolving Credit Agreement. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Revolving Credit Agreement shall mean a reference to the Revolving Credit Agreement, as amended hereby.

Section 5.03  Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.04  Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.05  Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except no Pledgor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Any assignment in violation of this Section 5.05 shall be void.

Section 5.06  Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically duplicated counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 5.07  Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Bank to or for any breach of or deviation from any covenant, condition, or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

Section 5.08  Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.09  Entire Agreement. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

Executed as of the date first written above.

CAL-MAINE FOODS, INC.

By:
Timothy Dawson, Vice President and Chief Financial Officer

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 5

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND," NEW YORK BRANCH (sometimes referred to as Rabobank International), as the Administrative Agent and a Bank

By:
Richard J. Beard, Executive Director

By:
Rebecca Morrow, Executive Director

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 6

FIRST SOUTH FARM CREDIT, ACA

By:
J. Andrew Mangialardi, Vice President

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 7

Harris N.A. (successor in interest by merger to Harris Trust and Savings Bank)

By:
David J. Bechstein, Vice President

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 8

GUARANTOR CONSENT

Each Guarantor: (i) consents and agrees to this Tenth Amendment to Second Amended and Restated Revolving Credit Agreement; (ii) agrees that the Intercreditor Agreement, the Amended Guaranty Agreement and the Consolidated Security Agreement to which it is a party remain in full force and effect and continue to be the legal, valid, and binding obligation of such Guarantor enforceable against it in accordance with its terms; and (iii) agrees and acknowledges that the obligations, indebtedness and liability secured or guaranteed by the Amended Guaranty Agreement and the Consolidated Security Agreement to which it is a party include the "Obligations" as defined in the Second Amended and Restated Revolving Credit Agreement, as amended by this Amendment.

GUARANTORS

CAL-MAINE FARMS, INC. SOUTHERN EQUIPMENT DISTRIBUTORS, INC. SOUTH TEXAS APPLICATORS, INC.

By:
Timothy Dawson, Vice President and Chief Financial Officer of each of the foregoing companies

CAL-MAINE PARTNERSHIP, LTD.

By:	Cal-Maine Foods, Inc., its general partner

By:
Timothy Dawson, Vice President and Chief Financial Officer

CMF OF KANSAS - LLC

By:	Cal-Maine Foods, Inc., its general partner

By:
Timothy Dawson, Vice President and Chief Financial Officer

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 9

GREEN FOREST FOODS, LLC

By:	Cal-Maine Foods, Inc., its sole member

By:
Timothy Dawson, Vice President and Chief Financial Officer

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 10

HILLANDALE CONSENT

Hillandale: (i) consents and agrees to this Tenth Amendment to Second Amended and Restated Revolving Credit Agreement; (ii) agrees that the Intercreditor Agreement and the Hillandale Security Agreement remain in full force and effect and continue to be the legal, valid, and binding obligation of Hillandale enforceable against it in accordance with its terms; and (iii) agrees and acknowledges that the obligations, indebtedness and liability secured by the Hillandale Security Agreement include the "Obligations" as defined in the Second Amended and Restated Revolving Credit Agreement, as amended by this Amendment.

HILLANDALE, LLC

By:
Jack E. Hazen, Chief Operating Officer

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT, Page 11